UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 24, 2016

IFAN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-178788	33-1222494
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3517 Camino Del Rio South, Suite 407,

San Diego, CA, 92108

 (Address of principal executive offices)

Phone: (619) 537-9998

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 24, 2016, IFAN Financial, Inc., a Nevada corporation (the “Company”) accepted the resignation of Mr. Jason Aplin, from his positions as Vice President and as a Director with the Company. Mr. Aplin’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IFAN FINANCIAL, INC.

Date: December 28, 2016

By: /s/ J. Christopher Mizer

J. Christopher Mizer

President & CEO

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